Exhibit 10.12

EXECUTION VERSION

AMENDMENT NO. 4, dated as of November 16, 2018 (this “Fourth Amendment”), among Ply Gem Midco, Inc. (formerly known as Pisces Midco, Inc.), a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers party hereto (collectively with the Parent Borrower, the “Borrowers”), the Lenders and the Issuing Lenders party hereto (such Lenders, the “Incremental Lenders”) and UBS AG, STAMFORD BRANCH (“UBS”), as Administrative Agent, Collateral Agent and Swingline Lender. Capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement (as defined below) or on Annex I hereto, as applicable.

WHEREAS, the Parent Borrower, the Subsidiary Borrowers from time to time party thereto, UBS, as Administrative Agent, Collateral Agent, Swingline Lender and an Issuing Lender, the Lenders and other Issuing Lenders from time to time party thereto, are parties to that certain ABL Credit Agreement dated as of April 12, 2018 (as amended by Amendment No. 1, dated as of August 7, 2018, Amendment No. 2, dated as of October 15, 2018, and Amendment No. 3, dated as of November 14, 2018, and as the same may be further amended, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, effective as of the Fourth Amendment Effective Date (as defined below) and pursuant to Subsection 2.6 and Subsection 11.1 of the Credit Agreement, the Borrowers, the Incremental Lenders and the Administrative Agent have agreed to amend the Credit Agreement (as so amended, the “Amended Credit Agreement”) as set forth in Section 1 hereto and the Borrowers are obtaining Supplemental Commitments in the amount of $215,000,000 under Subsection 2.6 of the Credit Agreement in connection with the Limited Condition Transaction referred to in Section 4(ii) of the Fourth Amendment Lender Joinder Agreement (as defined below) dated as of the date hereof.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.          Commitment Agreements; Credit Agreement Amendments.

(a)         Subject to the satisfaction or waiver of the conditions set forth in Section 2 hereof:

(i)          Upon the increase in the Commitments under the Credit Agreement pursuant to this Fourth Amendment becoming effective, each U.S. Facility Lender immediately prior to such increase that is providing less than its ratable share (or none) of the increase in the U.S. Facility Commitments (each, a “U.S. Facility Commitment Decrease Lender”) shall automatically and without further act be deemed to have assigned to each U.S. Facility Lender providing more than its ratable share of the increase in the U.S. Facility Commitments or, for the avoidance of doubt, any U.S. Facility Lender that was not a U.S. Facility Lender prior to the effectiveness of this Fourth Amendment that is providing any such increase in the U.S. Facility Commitments (each, a “U.S. Facility Commitment Increase Lender”) a portion of, and each such U.S. Facility Commitment Increase Lender will automatically and without further act be deemed to have assumed a portion of, such U.S. Facility Commitment Decrease Lender’s participations under the Credit Agreement in outstanding U.S. Facility Letters of Credit and Swingline Loans such that on the Fourth Amendment Effective Date, after giving effect to each such deemed assignment and assumption of such participations, the percentage of the aggregate outstanding participations in U.S. Facility Letters of Credit issued under the Credit Agreement and Swingline Loans held by each U.S. Facility Lender (including each such U.S. Facility Commitment Increase Lender and U.S. Facility Commitment Decrease Lender) will equal an amount (expressed as a percentage) equal to (a) such U.S. Facility Lender’s U.S. Facility Commitment divided by (b) the aggregate U.S. Facility Commitments of all U.S. Facility Lenders.

(ii)         Upon the increase in the Commitments under the Credit Agreement pursuant to this Fourth Amendment becoming effective, each Canadian Facility Lender immediately prior to such increase that is providing less than its ratable share (or none) of the increase in the Canadian Facility Commitments (each, a “Canadian Facility Commitment Decrease Lender”) shall automatically and without further act be deemed to have assigned to each Canadian Facility Lender providing more than its ratable share of the increase in the Canadian Facility Commitments or, for the avoidance of doubt, any Canadian Facility Lender that was not a Canadian Facility Lender prior to the effectiveness of this Fourth Amendment that is providing any such increase in the Canadian Facility Commitments (each, a “Canadian Facility Commitment Increase Lender”) a portion of, and each such Canadian Facility Commitment Increase Lender will automatically and without further act be deemed to have assumed a portion of, such Canadian Facility Commitment Decrease Lender’s participations under the Credit Agreement in outstanding Canadian Facility Letters of Credit such that on the Fourth Amendment Effective Date, after giving effect to each such deemed assignment and assumption of such participations, the percentage of the aggregate outstanding participations in Canadian Facility Letters of Credit issued under the Credit Agreement held by each Canadian Facility Lender (including each such Canadian Facility Commitment Increase Lender and Canadian Facility Commitment Decrease Lender) will equal an amount (expressed as a percentage) equal to (a) such Canadian Facility Lender’s Canadian Facility Commitment divided by (b) the aggregate Canadian Facility Commitments of all Canadian Facility Lenders.

(iii)        Upon the increase in the Commitments under the Credit Agreement pursuant to this Fourth Amendment becoming effective, (1) the U.S. Borrowers shall automatically and without further act be deemed to have (x) repaid a portion of the U.S. Facility Revolving Credit Loans of each U.S. Facility Commitment Decrease Lender in an aggregate principal amount for all U.S. Facility Commitment Decrease Lenders equal to the amount paid by all U.S. Facility Commitment Increase Lenders to the Administrative Agent as referenced in clause (2) below and (y) obtained U.S. Facility Revolving Credit Loans from each U.S. Facility Commitment Increase Lender in an aggregate principal amount for all U.S. Facility Commitment Increase Lenders equal to the amount paid by all U.S. Facility Commitment Increase Lenders to the Administrative Agent as referenced in clause (2) below, and (2) each U.S. Facility Commitment Increase Lender shall pay to the Administrative Agent, for the account of each U.S. Facility Commitment Decrease Lender, an amount representing the U.S. Facility Revolving Credit Loans obtained from such U.S. Facility Commitment Increase Lender, which shall be in an amount such that on the Fourth Amendment Effective Date, after giving effect to each such deemed repayment and obtainment of such U.S. Facility Revolving Credit Loans and the corresponding payment made by each U.S. Facility Increase Lender to the Administrative Agent, the percentage of the aggregate outstanding U.S. Facility Revolving Credit Loans under the Credit Agreement held by each U.S. Facility Lender (including each such U.S. Facility Commitment Increase Lender and U.S. Facility Commitment Decrease Lender) will equal an amount (expressed as a percentage) equal to (a) such U.S. Facility Lender’s U.S. Facility Commitment divided by (b) the aggregate U.S. Facility Commitments of all U.S. Facility Lenders.

(iv)        Upon the increase in the Commitments under the Credit Agreement pursuant to this Fourth Amendment becoming effective, (1) the U.S. Borrowers or the Canadian Borrowers, as applicable, shall automatically and without further act be deemed to have (x) repaid a portion of the Canadian Facility Revolving Credit Loans of each Canadian Facility Commitment Decrease Lender in an aggregate principal amount for all Canadian Facility Commitment Decrease Lenders equal to the amount paid by all Canadian Facility Commitment Increase Lenders to the Administrative Agent as referenced in clause (2) below and (y) obtained Canadian Facility Revolving Credit Loans from each Canadian Facility Commitment Increase Lender in an aggregate principal amount for all Canadian Facility Commitment Increase Lenders equal to the amount paid by all Canadian Facility Commitment Increase Lenders to the Administrative Agent as referenced in clause (2) below, and (2) each Canadian Facility Commitment Increase Lender shall pay to the Administrative Agent, for the account of each Canadian Facility Commitment Decrease Lender, an amount representing the Canadian Facility Revolving Credit Loans obtained from such Canadian Facility Commitment Increase Lender, which shall be in an amount such that on the Fourth Amendment Effective Date, after giving effect to each such deemed repayment and obtainment of such Canadian Facility Revolving Credit Loans and the corresponding payment made by each Canadian Facility Increase Lender to the Administrative Agent, the percentage of the aggregate outstanding Canadian Facility Revolving Credit Loans under the Credit Agreement held by each Canadian Facility Lender (including each such Canadian Facility Commitment Increase Lender and Canadian Facility Commitment Decrease Lender) will equal an amount (expressed as a percentage) equal to (a) such Canadian Facility Lender’s Canadian Facility Commitment divided by (b) the aggregate Canadian Facility Commitments of all Canadian Facility Lenders.

(b)         Subject to the satisfaction or waiver of the conditions set forth in Section 2 hereof:

(i)          The definition of “Commitment” in Subsection 1.1 of the Credit Agreement is hereby amended by deleting “$396,000,000” and replacing it with “$611,000,000”.

(ii)         The definition of “Issuing Lender” in Subsection 1.1 of the Credit Agreement is hereby amended by deleting the words “Société Générale and Crédit Agricole Corporate and Investment Bank” and replacing them with “Société Générale, Crédit Agricole Corporate and Investment Bank, U.S. Bank National Association, Credit Suisse AG, Cayman Islands Branch and Sumitomo Mitsui Banking Corporation”.

(iii)        The definition of “Total U.S. Facility Commitment” in Subsection 1.1 of the Credit Agreement is hereby amended by deleting “$313,500,000 and replacing it with “$483,708,333.33”.

(iv)        The definition of “Total Canadian Facility Commitment” in Subsection 1.1 of the Credit Agreement is hereby amended by deleting “$82,500,000” and replacing it with “$127,291,666.67”.

(v)         Schedule A of the Credit Agreement is hereby amended by deleting it in its entirely and replacing it with Schedule A attached hereto.

(vi)        Schedule 1.1(j) of the Credit Agreement is hereby amended by deleting it in its entirely and replacing it with Schedule B attached hereto.

Section 2.          Conditions to Effectiveness. This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) on which the following conditions shall have been satisfied or waived:

(a)         the Administrative Agent shall have received (i) this Fourth Amendment, executed and delivered by each Borrower, (ii) the acknowledgment and consent attached to this Fourth Amendment (the “Acknowledgment”), executed and delivered by each U.S. Guarantor and (iii) a Lender Joinder Agreement with respect to the Incremental Facility Increase contemplated hereby, executed and delivered by each Incremental Lender (the “Fourth Amendment Lender Joinder Agreement”);

(b)         the Administrative Agent shall have received a certificate from the Parent Borrower and, substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 2, each other Loan Party, dated as of the Fourth Amendment Effective Date, substantially in the form of Exhibit G-1 or Exhibit G-2, as applicable, to the Credit Agreement, with appropriate insertions and attachments of resolutions or other actions, evidence of incumbency and the signature of authorized signatories and Organizational Documents, executed by a Responsible Officer and the Secretary or any Assistant Secretary or other authorized representative of such Loan Party;

(c)         the Administrative Agent shall have received the following executed legal opinions, each in form and substance reasonably satisfactory to the Administrative Agent:

(i)          executed legal opinion of Debevoise & Plimpton LLP, counsel to the Parent Borrower and the other Loan Parties;

(ii)         executed legal opinion of Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to certain of the Loan Parties;

(iii)        executed legal opinion of Blake, Cassels and Graydon LLP, special Canadian counsel to certain of the Loan Parties;

(iv)        executed legal opinion of Holland & Hart LLP, special Nevada counsel to certain of the Loan Parties;

(v)         executed legal opinion of Lathrop Gage LLP, special California and Missouri counsel to certain of the Loan Parties;

(vi)        executed legal opinion of Marshall & Melhorn, LLC, special Ohio counsel to certain of the Loan Parties;

(vii)       executed legal opinion of Adams and Reese LLP, special Texas counsel to certain of the Loan Parties; and

(viii)      executed legal opinion of Dinsmore & Shohl LLP, special West Virginia counsel to certain of the Loan Parties;

(d)         the Administrative Agent and the Incremental Lenders shall have received at least three Business Days prior to the Fourth Amendment Effective Date all documentation and other information about the Loan Parties mutually agreed to be required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Customer Due Diligence Requirements for Financial Institutions issued by the U.S. Department of Treasury Financial Crimes Enforcement Network under the Bank Secrecy Act, that has been reasonably requested in writing at least ten Business Days prior to the Fourth Amendment Effective Date;

(e)         the Incremental Lenders, the Panther Lead Arrangers and the Agents, respectively, shall have received all fees related to the Panther Transactions payable to them to the extent due (which may be offset against the proceeds of the Fourth Amendment Debt Financing);

(f)          the Panther Lead Arrangers shall have received a certificate of the chief financial officer or treasurer (or other comparable officer) of the Parent Borrower certifying the Solvency, after giving effect to the Panther Transactions, of the Parent Borrower and its Subsidiaries on a consolidated basis in substantially the form of Exhibit I to the Credit Agreement;

(g)         substantially concurrently with the initial funding pursuant to the Fourth Amendment Debt Financing, all commitments and amounts outstanding (other than contingent obligations) under (i) the Neptune Term Loan Credit Agreement and (ii) the Neptune ABL Credit Agreement, shall in each case have been repaid, redeemed, defeased, terminated or otherwise discharged (or irrevocable notice for the repayment, redemption, defeasance, termination or discharge thereof has been given);

(h)         the Panther Parent Merger shall have been or, substantially concurrently with the initial funding pursuant to the Fourth Amendment Debt Financing shall be, consummated in all material respects in accordance with the terms of the Panther Merger Agreement, without giving effect to any modifications, amendments, express waivers or express consents thereunder by Topco that are materially adverse to the Incremental Lenders without the consent of the Panther Lead Arrangers (such consent not to be unreasonably withheld, conditioned or delayed and provided that the Panther Lead Arrangers shall be deemed to have consented to such modification, amendment, waiver or consent unless they shall object thereto within three Business Days after receipt of written notice of such modification, amendment, waiver or consent), it being understood and agreed that (i) any change in the Aggregate Merger Consideration (as defined in the Panther Merger Agreement) shall not be deemed to be materially adverse to the Incremental Lenders and (ii) any modification, amendment, express waiver or express consent to the definition of “Neptune Material Adverse Effect” in the Panther Merger Agreement or to Section 3.8(c), Section 7.2(a)(iv) or Section 8.1(d)(i) (solely as it relates to the condition set forth in Section 7.2(a)(iv)) of the Panther Merger Agreement shall be deemed to be materially adverse to the Incremental Lenders; provided that the Panther Lead Arrangers shall be deemed to have consented to such modification, amendment, express waiver or express consent unless they shall object thereto within three Business Days after receipt of written notice of such modification, amendment, express waiver or express consent;

(i)          the Panther Lead Arrangers shall have received (i) audited consolidated balance sheets and related statements of operations, stockholder’s equity and cash flows of Ply Gem Holdings, Inc. for the fiscal years ended December 31, 2016 and December 31, 2017, (ii) audited consolidated balance sheets and related statements of operations, stockholder’s deficit and cash flows of Atrium Corporation for the fiscal years ended December 31, 2016 and December 31, 2017, (iii) (x) the unaudited consolidated balance sheet and related statements of operations and cash flows of Atrium Corporation for the quarterly period ended March 31, 2018 and (y) the unaudited consolidated balance sheet and related statements of operations and cash flows of Ply Gem Holdings for the quarterly period ended March 31, 2018, (iv) the unaudited consolidated balance sheet and related statements of operations and cash flows of the Parent Borrower for the quarterly period ended June 30, 2018, (v) audited consolidated balance sheets and related statements of operations, stockholders’ equity and cash flows of Neptune for the fiscal years ended October 30, 2016 and October 29, 2017 and (vi) unaudited consolidated balance sheets and related statements of operations and cash flows of Neptune for the fiscal quarters ended January 28, 2018, April 29, 2018 and July 29, 2018;

(j)          (i) the condition in Section 7.2(a) of the Panther Merger Agreement (but only with respect to the representations that are material to the interests of the Incremental Lenders, and only to the extent that the Parent Borrower (and any of its Affiliates that is a party to the Panther Merger Agreement) has the right to terminate its (and their) obligations under the Panther Merger Agreement (or otherwise decline to consummate the Panther Parent Merger) without liability to the Parent Borrower or any of its Affiliates as a result of a breach of such representations in the Panther Merger Agreement (the “Neptune Representations”; provided that the representation set forth in Section 3.8(c) of the Panther Merger Agreement shall be deemed a Neptune Representation) shall have been satisfied and (ii) the Panther Specified Representations (as defined in Section 3 hereof) shall be true and correct in all material respects, except to the extent they relate to a particular date in which case such Panther Specified Representations shall be true and correct in all material respects on and as of such date as if made on and as of such date;

(k)         the Administrative Agent shall have received a certificate from a Responsible Officer of the Parent Borrower, dated as of the Fourth Amendment Effective Date, substantially in the form of Exhibit H to the Credit Agreement (with appropriate revisions to reflect (x) the Panther Merger Agreement rather than the Pisces Acquisition Agreement and the Atlas Acquisition Agreement and (y) the Panther Specified Representations rather than the Specified Representations);

(l)          the Collateral Agent shall have obtained a valid security interest in the Collateral of Neptune and its subsidiaries (except to the extent that such subsidiaries are not required under Subsection 7.9 of the Credit Agreement to become party to the U.S. Guarantee and Collateral Agreement) covered by the U.S. Guarantee and Collateral Agreement (to the extent and with the priority contemplated therein and in the ABL/Cash Flow Intercreditor Agreement); and all documents, instruments, filings and recordations reasonably necessary in connection with the perfection and, in the case of the filings with the United States Patent and Trademark Office and the United States Copyright Office, protection of such security interests shall have been executed and delivered or made, or shall be delivered or made substantially concurrently with the initial funding pursuant to the Fourth Amendment Debt Financing pursuant to arrangements reasonably satisfactory to the Administrative Agent or, in the case of UCC filings, written authorization to make such UCC filings shall have been delivered to the Collateral Agent, and none of such Collateral shall be subject to any other pledges, security interests or mortgages except for Permitted Liens or pledges, security interests or mortgages to be released on the Fourth Amendment Effective Date; provided that with respect to any such Collateral the security interest in which may not be perfected by filing of a UCC financing statement or by possession of certificated Capital Stock of Neptune’s Domestic Subsidiaries (to the extent constituting Collateral) (provided that certificated Capital Stock of Neptune’s Subsidiaries will only be required to be delivered on the Fourth Amendment Effective Date to the extent received from Neptune, so long as the Parent Borrower has used commercially reasonable efforts to obtain them on the Fourth Amendment Effective Date), if perfection of the Collateral Agent’s security interest in such Collateral may not be accomplished on or before the Fourth Amendment Effective Date after the applicable Loan Party’s commercially reasonable efforts to do so, then delivery of documents and instruments for perfection of such security interest shall not constitute a condition precedent to the availability of the Incremental Facility Increase contemplated hereby if the applicable Loan Party agrees to deliver or cause to be delivered such documents and instruments, and take or cause to be taken such other actions, as may be reasonably necessary to perfect such security interests in accordance with Subsection 7.9 of the Credit Agreement; and

(m)        the Collateral Agent shall have received customary lien searches in the United States reasonably requested by it at least 30 calendar days prior to the Fourth Amendment Effective Date; provided that if such lien searches have not been delivered to the Collateral Agent on or prior to the Fourth Amendment Effective Date after the Parent Borrower’s commercially reasonable efforts to do so, then delivery of such lien searches shall not constitute a condition precedent to the availability of the Incremental Facility Increase contemplated hereby if the Parent Borrower agrees to deliver or cause to be delivered such lien searches pursuant to arrangements to be mutually agreed between the Parent Borrower and the Administrative Agent.

The making available of the Incremental Facility Increase contemplated hereby by the Incremental Lenders shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Incremental Lender that each of the conditions precedent set forth in this Section 2 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

Section 3.            Representations and Warranties. In order to induce the Incremental Lenders to enter into this Fourth Amendment, the Parent Borrower represents and warrants to each of the Incremental Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this Fourth Amendment:

(a)          As of the Fourth Amendment Effective Date, after giving effect to the consummation of the Panther Transactions, the Parent Borrower, together with its Subsidiaries on a consolidated basis, is Solvent.

(b)         Each of the Loan Parties is duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to the Borrowers), to the extent that the failure to be organized and existing would not reasonably be expected to have a Material Adverse Effect.

(c)         Each Loan Party has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this Fourth Amendment and any other Loan Documents entered into in connection therewith (the “Fourth Amendment Documents”) to which it is a party and, in the case of each Borrower, to obtain the Incremental Facility Increase contemplated hereby, and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Fourth Amendment Documents to which it is a party and, in the case of each Borrower, to authorize the Incremental Facility Increase contemplated hereby to it, if any, on the terms and conditions of this Fourth Amendment, any Notes and the L/C Requests. This Fourth Amendment has been duly executed and delivered by each Borrower, and each other Fourth Amendment Document to which any Loan Party is a party will be duly executed and delivered on behalf of such Loan Party. This Fourth Amendment constitutes a legal, valid and binding obligation of each Borrower and each other Fourth Amendment Document to which any Loan Party is a party when executed and delivered will constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d)         The execution, delivery and performance of the Fourth Amendment Documents by any of the Loan Parties and the Incremental Facility Increase contemplated hereby (i) will not violate the Cash Flow Credit Agreement or the Senior Notes Indenture (giving effect to the Limited Condition Transaction provisions under and as defined in each such agreement) in any respect that would reasonably be expected to have a Material Adverse Effect, (ii) will not violate the Amended Credit Agreement and (iii) solely to the extent of the incurrence of the Loans, the provision of guarantees and granting of security interests, will not violate any provision of the Organizational Documents of such Loan Party or any of the Restricted Subsidiaries, except (other than with respect to the Borrowers) as would not reasonably be expected to have a Material Adverse Effect.

(e)         No part of the proceeds of any funding on the date hereof under the Incremental Facility Increase contemplated hereby will be used for any purpose which violates the provisions of the Regulations of the Board, including Regulation T, Regulation U or Regulation X of the Board.

(f)          Solely relating to the Collateral to be perfected on the Fourth Amendment Effective Date and subject to the limitations set forth in the proviso to Section 2(l) hereof, upon the consummation of the Panther Transactions, the U.S. Guarantee and Collateral Agreements and the Mortgages (if any) will be effective to create (to the extent described therein) in favor of the Collateral Agent for the benefit of the U.S. Secured Parties, a valid and enforceable security interest in or liens on the Collateral described therein, except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Solely relating to the Collateral to be perfected on the Fourth Amendment Effective Date and subject to the limitations set forth in the proviso to Section 2(l) hereof, when (i) all Filings (as defined in the U.S. Guarantee and Collateral Agreement) have been completed, (ii) all applicable Instruments, Chattel Paper and Documents (each as described in the U.S. Guarantee and Collateral Agreement) constituting Collateral a security interest in which is perfected by possession have been delivered to, and/or are in the continued possession of, the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the applicable ABL/Cash Flow Intercreditor Agreement, Junior Lien Intercreditor Agreement or Other Intercreditor Agreement, (iii) all Deposit Accounts and Pledged Stock (each as defined in the U.S. Guarantee and Collateral Agreements) a security interest in which is required by the U.S. Security Documents to be perfected by “control” (as described in the Uniform Commercial Code as in effect in each applicable jurisdiction (in the case of Deposit Accounts) and the State of New York (in the case of Pledged Stock) from time to time) are under the “control” of the Collateral Agent, the Administrative Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the applicable ABL/Cash Flow Intercreditor Agreement, Junior Lien Intercreditor Agreement or Other Intercreditor Agreement and (iv) the Mortgages (if any) have been duly recorded in the proper recorders’ offices or appropriate public records and the mortgage recording fees and taxes in respect thereof, if any, are paid and the formal requirements of state or local law applicable to the recording of real property mortgages generally have been complied with, the security interests and liens granted pursuant to the U.S. Guarantee and Collateral Agreements and the Mortgages (if any) shall constitute (to the extent described therein and, with respect to the Mortgages (if any), only as relates to the real property security interest and liens granted pursuant thereto) a perfected security interest in (to the extent intended to be created thereby and required to be perfected under the Loan Documents), all right, title and interest of each pledgor or mortgagor (as applicable) party thereto in the Collateral described therein (excluding Commercial Tort Claims, as defined in the U.S. Guarantee and Collateral Agreement, other than such Commercial Tort Claims set forth on Schedule 6 thereto (if any)) with respect to such pledgor or mortgagor (as applicable). Notwithstanding any other provision of this Fourth Amendment, capitalized terms that are used in this Section 3(f) and not defined in this Fourth Amendment are so used as defined in the applicable U.S. Security Document.

(g)         None of the Borrowers is required to be registered as an “investment company”, or a company “controlled” by an entity required to be registered as an “investment company”, within the meaning of the Investment Company Act.

(h)         To the extent applicable, except as would not reasonably be expected to have a Material Adverse Effect, (a) Holdings, the Parent Borrower and each Restricted Subsidiary is in compliance with the Patriot Act and (b) the proceeds of any funding on the date hereof under the Incremental Facility Increase contemplated hereby will not be used for any purpose which violates any U.S. or Canadian sanctions administered by OFAC.

For purposes of this Section 3, with respect to Neptune and its Subsidiaries, the definition of “Material Adverse Effect” shall mean, on, or as of, the Fourth Amendment Effective Date, a “Neptune Material Adverse Effect” (as defined in the Panther Merger Agreement).

The foregoing representations and warranties shall be referred to herein collectively as the “Panther Specified Representations.”

Section 4.            Acknowledgment of the Panther Closing Date. For purposes of the Amended Credit Agreement, the Borrowers, the Incremental Lenders and the Agents acknowledge and agree that the Panther Closing Date shall have occurred on the Fourth Amendment Effective Date.

Section 5.            Counterparts. This Fourth Amendment may be executed by one or more of the parties to this Fourth Amendment on any number of separate counterparts (including by facsimile and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Fourth Amendment signed by all the parties shall be delivered to the Borrower Representative and the Administrative Agent.

Section 6.             Governing Law. THIS Fourth AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 7.             Headings. The headings of this Fourth Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.             Effect of Amendment; Acknowledgment. This Fourth Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Fourth Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement, except for (a) the representations and warranties made by the Borrowers and the other Loan Parties prior to the Fourth Amendment Effective Date (which representations and warranties made prior to the Fourth Amendment Effective Date shall not be superseded or rendered ineffective by this Fourth Amendment as they pertain to the period prior to the Fourth Amendment Effective Date) and (b) any action or omission performed or required to be performed pursuant to the Credit Agreement prior to the Fourth Amendment Effective Date. For the avoidance of doubt, any certificate or other document the form of which is set out in any exhibit attached to the Credit Agreement or any other Loan Document may be revised, as applicable, to refer to the Amended Credit Agreement. This Fourth Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document. Each Borrower reaffirms its obligations under the Loan Documents to which it is party. Without limiting the foregoing, each of the Borrowers hereby (i) acknowledges and agrees that all of its obligations under the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Borrower to the Collateral Agent for the benefit of the Secured Parties made pursuant to the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, and (iii) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable) include, among other things and without limitation, the due and punctual payment by the Borrowers or the Guarantors, as applicable, when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Loans made pursuant to the Commitments under the Credit Agreement as modified by this Fourth Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed, all as of the date first written above.

PLY GEM MIDCO, INC.,
as Parent Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

PLY GEM INDUSTRIES, INC.,
as a U.S. Subsidiary Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Executive Vice President, Chief Financial Officer and Secretary

ATRIUM WINDOWS AND DOORS, INC.,
as a U.S. Subsidiary Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

GIENOW CANADA INC.,
as a Canadian Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MITTEN INC.,
as a Canadian Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NORTH STAR MANUFACTURING (LONDON) LTD.,
as a Canadian Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

UBS AG, STAMFORD BRANCH,
as Administrative Agent, Collateral Agent, Swingline Lender and an Incremental Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director Banking Products Services, US

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as an Incremental Lender

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as an Incremental Lender

By:	/s/ Alicia Schug
Name: Alicia Schug
Title: Vice President

By:	/s/ Maria Guinchard
Name: Maria Guinchard
Title: Vice President

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

BARCLAYS BANK PLC,
as an Incremental Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

GOLDMAN SACHS BANK USA,
as an Incremental Lender

By:	/s/ Thomas M. Manning
Name: Thomas M. Manning
Title: Authorized Signatory

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

BANK OF AMERICA, N.A.,
as an Incremental Lender

By:	/s/ Sherry Lail
Name: Sherry Lail
Title: Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada branch)
as an Incremental Lender

By:	/s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

ROYAL BANK OF CANADA,
as an Incremental Lender

By:	/s/ Stuart Coulter
Name: Stuart Coulter
Title: Authorized Signatory

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

JEFFERIES FINANCE LLC,
as an Incremental Lender

By:	/s/ Jason Kennedy
Name: Jason Kennedy
Title: Managing Director

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

MUFG UNION BANK, N.A.,
as an Incremental Lender

By:	/s/ Paul Angland
Name: Paul Angland
Title: Director

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

NATIXIS, NEW YORK BRANCH,
as an Incremental Lender

By:	/s/ Tyler Lifton
Name: Tyler Lifton
Title: Executive Director

By:	/s/ Robin Gruner
Name: Robin Gruner
Title: Vice President

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

Société Générale,
as an Incremental Lender

By:	/s/ Roy Kuruvilla
Name: Roy Kuruvilla
Title: Managing Director

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as an Incremental Lender

By:	/s/ Thibault Rosset
Name: Thibault Rosset
Title: Managing Director

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

U.S. Bank national association,
as an Incremental Lender

By:	/s/ John R. LePage
Name: John R. LePage
Title: Vice President

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
ACTING THROUGH ITS CANADA BRANCH,
as and Incremental Lender

By:	/s/ John R. LePage
Name: John R. LePage
Title: Vice President

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as an Incremental Lender

By:	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as an Incremental Lender

By:	/s/ Hitoshi Ryoji
Name: Hitoshi Ryoji
Title: Managing Director

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

Each Guarantor acknowledges and consents to each of the foregoing provisions of this Fourth Amendment. Each Guarantor further acknowledges and agrees that all Obligations with respect to the Commitments under the Credit Agreement as modified by this Fourth Amendment shall be fully guaranteed and secured pursuant to the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, in accordance with the terms and provisions thereof. Each Guarantor reaffirms its obligations under the Loan Documents to which it is party. Without limiting the foregoing, each of the Guarantors hereby (i) acknowledges and agrees that all of its obligations under the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Guarantor to the Collateral Agent for the benefit of the Secured Parties made pursuant to the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, and (iii) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable) include, among other things and without limitation, the due and punctual payment by the Borrowers or the Guarantors, as applicable, when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Loans made pursuant to the Commitments under the Credit Agreement as modified by this Fourth Amendment.

GUARANTORS:

PLY GEM INTERMEDIATE, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

PLY GEM HOLDINGS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

[Signature Page to Acknowledgment to Amendment No. 4 to the ABL Credit Agreement]

ALENCO BUILDING PRODUCTS MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO EXTRUSION GA, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO EXTRUSION MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO HOLDING CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Acknowledgment to Amendment No. 4 to the ABL Credit Agreement]

ALENCO INTERESTS, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO TRANS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO WINDOW GA, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALUMINUM SCRAP RECYCLE, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

AWC ARIZONA, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Acknowledgment to Amendment No. 4 to the ABL Credit Agreement]

AWC HOLDING COMPANY

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

FOUNDATION LABS BY PLY GEM, LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

GLAZING INDUSTRIES MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

GREAT LAKES WINDOW, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Acknowledgment to Amendment No. 4 to the ABL Credit Agreement]

KROY BUILDING PRODUCTS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MASTIC HOME EXTERIORS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MW MANUFACTURERS INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MWM HOLDING, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NAPCO, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Acknowledgment to Amendment No. 4 to the ABL Credit Agreement]

NEW ALENCO EXTRUSION, LTD.

By:	Alenco Extrusion Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NEW ALENCO WINDOW, LTD.

By:	Alenco Building Products Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NEW GLAZING INDUSTRIES, LTD.

By:	Glazing Industries Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Acknowledgment to Amendment No. 4 to the ABL Credit Agreement]

PLY GEM PACIFIC WINDOWS CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

PLY GEM SPECIALTY PRODUCTS, LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMEX, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON BUILDING PRODUCTS LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON INDUSTRIES, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Acknowledgment to Amendment No. 4 to the ABL Credit Agreement]

SIMONTON WINDOWS & DOORS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON WINDOWS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

VARIFORM, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Acknowledgment to Amendment No. 4 to the ABL Credit Agreement]

ATRIUM CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

ATRIUM INTERMEDIATE HOLDINGS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

ATRIUM PARENT, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

AMERICAN SCREEN MANUFACTURERS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

ATRIUM EXTRUSION SYSTEMS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page to Acknowledgment to Amendment No. 4 to the ABL Credit Agreement]

CHAMPION WINDOW, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

THERMAL INDUSTRIES, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page to Acknowledgment to Amendment No. 4 to the ABL Credit Agreement]

SILVER LINE BUILDING PRODUCTS LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President and Secretary

[Signature Page to Acknowledgment to Amendment No. 4 to the ABL Credit Agreement]

SCHEDULE A
to
FOURTH AMENDMENT

SCHEDULE A

Commitments and Addresses

U.S. FACILITY COMMITMENTs

rEVOLVING LENDER	COMMITMENT	Address

UBS AG, Stamford Branch	$44,016,666.67	600 Washington Boulevard Stamford, Connecticut 06901

JPMorgan Chase Bank, N.A.	$44,016,666.67	383 Madison Avenue New York, New York 10179

Deutsche Bank AG New York Branch	$40,375,000.00	60 Wall Street New York, New York 10005

Barclays Bank PLC	$44,016,666.67	745 Seventh Avenue New York, NY 10019

Goldman Sachs Bank USA	$36,416,666.67	200 West Street New York, NY 10282

Bank of America, N.A.	$44,016,666.67	One Bryant Park New York, New York 10036

Royal Bank of Canada	$40,375,000.00	200 Vesey Street New York, New York 10281

Jefferies Finance LLC	$18,366,666.66	520 Madison Avenue New York, New York 10022

MUFG Union Bank, N.A.	$26,362,500.00	1221 Avenue of the Americas New York, New York 10020

Natixis, New York Branch	$22,404,166.67	1251 Avenue of the Americas New York, New York 10020

Société Générale	$1,266,666.66	245 Park Avenue New York, NY 10167

Crédit Agricole Corporate and Investment Bank	$18,366,666.66	1301 Avenue of the Americas New York, NY 10019

U.S. Bank National Association	$39,583,333.33	100 Pearl Street, 14th Floor Hartford, CT 06103

Regions Bank	$28,500,000.00	1180 West Peachtree Street NW, Suite 1000 Atlanta, GA 30309

Credit Suisse AG, Cayman Islands Branch	$23,750,000.00	Eleven Madison Avenue New York, New York 10010

Sumitomo Mitsui Banking Corporation	$11,875,000.00	Eleven Madison Avenue New York, New York 10010

TOTAL:	$483,708,333.33

CANADIAN FACILITY COMMITMENTs

rEVOLVING LENDER	COMMITMENT	Address

UBS AG, Stamford Branch	$11,583,333.33	600 Washington Boulevard Stamford, Connecticut 06901

JPMorgan Chase Bank, N.A.	$11,583,333.33	383 Madison Avenue New York, New York 10179

Deutsche Bank AG New York Branch	$10,625,000.00	60 Wall Street New York, New York 10005

Barclays Bank PLC	$11,583,333.33	745 Seventh Avenue New York, NY 10019

Goldman Sachs Bank USA	$9,583,333.33	200 West Street New York, NY 10282

Bank of America, N.A.	$11,583,333.33	One Bryant Park New York, New York 10036

Royal Bank of Canada	$10,625,000.00	200 Vesey Street New York, New York 10281

Jefferies Finance LLC	$4,833,333.34	520 Madison Avenue New York, New York 10022

MUFG Union Bank, N.A.	$6,937,500.00	1221 Avenue of the Americas New York, New York 10020

Natixis, New York Branch	$5,895,833.33	1251 Avenue of the Americas New York, New York 10020

Société Générale	$333,333.34	245 Park Avenue New York, NY 10167

Crédit Agricole Corporate and Investment Bank	$4,833,333.34	1301 Avenue of the Americas New York, NY 10019

U.S. Bank National Association	$10,416,666.67	100 Pearl Street, 14th Floor Hartford, CT 06103

Regions Bank	$7,500,000.00	1180 West Peachtree Street NW, Suite 1000 Atlanta, GA 30309

Credit Suisse AG, Cayman Islands Branch	$6,250,000.00	Eleven Madison Avenue New York, New York 10010

Sumitomo Mitsui Banking Corporation	$3,125,000.00	277 Park Avenue New York, NY 10172

TOTAL:	$127,291,666.67

SCHEDULE B
to
FOURTH AMENDMENT

SCHEDULE 1.1(j)

L/C Commitments

U.S. Facility L/C Commitments

Issuing Lender	L/C Commitment
UBS AG, Stamford Branch	$8,187,906.98	*
JPMorgan Chase Bank, N.A.	$8,187,906.98
Deutsche Bank AG New York Branch	$7,674,418.61
Barclays Bank PLC	$8,187,906.98
Goldman Sachs Bank USA	$7,116,279.07
Bank of America, N.A.	$8,187,906.98
Royal Bank of Canada	$7,674,418.61
Jefferies Finance LLC	$3,778,604.65
MUFG Union Bank, N.A.	$4,906,046.51
Natixis, New York Branch	$4,072,713.18
Société Générale	$178,604.65
Crédit Agricole Corporate and Investment Bank	$3,778,604.65
U.S. Bank National Association	$7,045,426.35
Credit Suisse AG, Cayman Islands Branch	$3,348,837.20
Sumitomo Mitsui Banking Corporation	$1,674,418.60
Total	$84,000,000.00

*	UBS AG, Stamford Branch agrees to provide an additional $3,500,000.00 of U.S. Facility L/C Commitments, bringing its total U.S. Facility L/C Commitments to $11,687,907.98 through April 11, 2019.

Canadian Facility L/C Commitments

Issuing Lender	L/C Commitment
UBS AG, Stamford Branch	$2,046,976.74
JPMorgan Chase Bank, N.A.	$2,046,976.74
Deutsche Bank AG New York Branch	$1,918,604.65
Barclays Bank PLC	$2,046,976.74
Goldman Sachs Bank USA	$1,779,069.77
Bank of America, N.A.	$2,046,976.74
Royal Bank of Canada	$1,918,604.65
Jefferies Finance LLC	$944,651.16
MUFG Union Bank, N.A.	$1,226,511.63
Natixis, New York Branch	$1,018,178.30
Société Générale	$44,651.16
Crédit Agricole Corporate and Investment Bank	$944,651.16
U.S. Bank National Association	$1,761,356.59
Credit Suisse AG, Cayman Islands Branch	$837,209.31
Sumitomo Mitsui Banking Corporation	$418,604.66
Total	$21,000,000.00

ANNEX I

to
FOURTH AMENDMENT

Annex I

“Fourth Amendment Debt Financing”: (i) the entry into Amendment No. 1 to the ABL Credit Agreement, dated as of August 7, 2018, the entry into Amendment No. 3 to the ABL Credit Agreement, dated as of November 14, 2018, and this Fourth Amendment, and any incurrence of Indebtedness under the Amended Agreement and (ii) the entry into the First Cash Flow Lender Joinder Agreement and the incurrence of the Panther Incremental Term Loans thereunder.

“First Cash Flow Lender Joinder Agreement”: the Lender Joinder Agreement to the Cash Flow Credit Agreement, dated as of the Fourth Amendment Effective Date, among the Parent Borrower, the lenders party thereto and jpmorgan chase bank, n.a., as administrative agent.

“Neptune Term Loan Credit Agreement”: that certain Term Loan Credit Agreement, dated as of February 8, 2018 (as amended, supplemented, waived or otherwise modified from time to time), among Neptune, the several banks and other financial institutions from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent.

“Neptune ABL Credit Agreement”: that certain ABL Credit Agreement, dated as of February 8, 2018 (as amended, supplemented, waived or otherwise modified from time to time), among NCI Group, Inc., Robertson-Ceco II Corporation, the subsidiary borrowers from time to time party thereto, Neptune, the several banks and other financial institutions from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent and collateral agent.

“Panther Borrower Merger”: the merger of the Parent Borrower with and into Neptune, with Neptune being the survivor of such merger.

“Panther Holdings Merger”: the merger of Holdings with and into Neptune, with Neptune being the survivor of such merger.

“Panther Incremental Term Loans”: the term loans pursuant to the First Cash Flow Lender Joinder Agreement.

“Panther Lead Arrangers”: in respect of the Incremental Facility Increase contemplated hereby, Credit Suisse Loan Funding LLC, UBS Securities LLC, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., RBC Capital Markets, MUFG Union Bank, N.A., Natixis, New York Branch, Goldman Sachs Bank USA, U.S. Bank National Association, Crédit Agricole Corporate and Investment Bank, Jefferies Finance LLC, SG Americas Securities, LLC and Sumitomo Mitsui Banking Corporation, as Joint Lead Arrangers.

“Panther Parent Merger”: the merger of Topco with and into Neptune, with Neptune being the survivor of such merger.

“Panther Transactions”: collectively, any or all of the following (whether taking place prior to, on or following the Fourth Amendment Effective Date): (i) the conversion of the Parent Borrower into a Delaware limited liability company, (ii) the conversion of Holdings into a Delaware limited liability company, (iii) the entry into the Panther Merger Agreement and the consummation of the transactions contemplated thereby, including the Panther Parent Merger (which Panther Parent Merger shall occur following the conversions described in the preceding clauses (i) and (ii) of this definition), (iv) following the consummation of the Panther Parent Merger, the Panther Holdings Merger, (v) following the consummation of the Panther Holdings Merger, the Panther Borrower Merger, (vi) the Fourth Amendment Debt Financing, (vii) the repayment of certain existing Indebtedness of Neptune and its subsidiaries, (viii) the repayment of certain existing Indebtedness of the Parent Borrower and its subsidiaries and (ix) all other transactions relating to any of the foregoing (including payment of fees, premiums and expenses related to any of the foregoing).